EXECUTION COPY

A-MARK PRECIOUS METALS, INC.

EIGHTH AMENDMENT DATED AS OF MARCH 15, 2011 TO
AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT (1999),
AMENDED AND RESTATED INTERCREDITOR AGREEMENT (1999), AND
AMENDED AND RESTATED GENERAL SECURITY AGREEMENT (1999)
EACH DATED AS OF NOVEMBER 30, 1999,
AND EACH AS AMENDED

THIS EIGHTH AMENDMENT is dated as of mARCH 15, 2011 by and among BNP PARIBAS ("BNP") as successor to FORTIS CAPITAL CORP., ("FCC"), RB INTERNATIONAL FINANCE (USA) LLC, f/k/a RZB FINANCE LLC ("RZB"), NATIXIS, NEW YORK BRANCH ("NATIXIS"), ABN AMRO Bank N.V. ("ABN") as successor to FORTIS BANK (NEDERLAND) N.V. ("FORTIS BANK NEDERLAND") and BROWN BROTHERS HARRIMAN & CO. ("BBH"; in its capacity as agent for itself as a Lender (as defined below) and all other Lenders the "Agent") and ABN AMRO CAPITAL USA LLC ("ABN Capital") and A-MARK PRECIOUS METALS, INC., a New York corporation (the "Company"). BNP, RZB, NATIXIS, ABN and BBH are hereinafter sometimes referred to collectively as the "Existing Lenders".

RECITALS

A.The Company, the Existing Lenders and the Agent are parties to one or more of the: (i) Amended and Restated Collateral Agency Agreement (1999) dated as of November 30, 1999 (the "Agreement"); (ii) Amended and Restated Intercreditor Agreement (1999) dated as of November 30, 1999 (the "Intercreditor Agreement"); and (iii) Amended and Restated General Security Agreement (1999) dated as of November 30, 1999 (the "Security Agreement"), as each has been amended by amendments dated as of August 21, 2002, November 30, 2003, November 30,2004 and March 29, 2006. The capitalized terms used in this Eighth Amendment shall have the meaning given each such term in the Agreement, as amended unless otherwise defined herein.

B.ABN CAPITAL has agreed to consider in its sole discretion to make advances and provide other financial accommodations to the Company and has requested as of the Effective Date to become a Lender and a party to each of the Agreement and the other Facility Documents, as amended.

NOW, THEREFORE, the parties hereby agree as follows:

SECTION 1. ABN AMRO CAPITAL USA LLC AS LENDER.
(a)In accordance with Article X(F) of the Agreement, ABN Capital hereby agrees to be bound by all of the terms and conditions of the Agreement to the extent applicable to it, and the Agent, the Existing Lenders and the Company agree that ABN Capital shall be considered a Lender under the Agreement, entitled to all of the benefits thereof and subject to all obligations thereunder.

(b)Section X(B) is hereby amended by adding thereto the following:

ABN AMRO Capital USA LLC
100 Park Avenue
New York, NY·l0017
Attention: Ms. Stacey Judd

Tel: 917-284-6906
Fax: 917-284-6683
Email: Stacey.judd@abnamro.com

(c)Each reference to the term "Lenders" or any similar term in the Agreement, each Facility Document, the Security Agreement and the Intercreditor Agreement, shall be deemed a reference to the Existing Lenders and ABN Capital. From and after the Effective Date ABN Capital shall have all of the rights of and shall be subject to all of the obligations of a Lender under the Agreement, each Facility Document, the Security Agreement and the Intercreditor Agreement, as amended from time to time.

(d)The Agent hereby agrees to prepare and file all UCC and PPSA Financing Statements or Amendments as reasonably requested by ABN Capital to include it as a secured party in each filing heretofore made by the Agent on behalf of the Lenders.

SECTION 2. NEW LIST OF DEPOSITORIES

The Agreement is hereby amended by replacing Exhibit 1 (Approved Depositories) thereto with Exhibit 1 (Approved Depositories) as set forth in Annex A to this Eighth Amendment.

SECTION 3. EFFECTIVE DATE, ETC.

The revisions contained in this Eighth Amendment to the Agreement shall become effective (the "Effective Date") upon the execution and delivery by the parties hereto of this Eighth Amendment.

The terms "this Agreement", "Intercreditor Agreement" and "Security Agreement", and terms of similar import, as each is used in the Agreement, the Intercreditor Agreement, the Security Agreement and the other Facility Documents, as each have or shall be amended from time to time, shall include all of the revisions to each such document as provided for in this Eighth Amendment.

SECTION 4. FURTHER ASSURANCES.

The Company agrees to and cause others to execute and deliver all such documents as the Agent and/or the Lenders shall reasonably request in connection with the transactions contemplated by this Eighth Amendment.
SECTION 5. MISCELLANEOUS.

(a)The Company hereby represents and warrants that after giving effect to the transactions contemplated by this Eighth Amendment there exists no default under the Agreement, the Security Agreement or any Facility Document and the representations and warranties made by it herein and therein are materially true and correct as of the date hereof.

(b)Except as expressly modified by this Eighth Amendment, the Agreement, the Intercreditor Agreement, the Security Agreement and each Facility Document is, and shall remain, in full force and effect in accordance with its respective terms. Nothing herein shall be deemed to be a waiver by the Lenders or the Agent of any default by the Company or to be a waiver or modification by the Lenders or the Agent of any provision of the Agreement or any Facility Document except for the amendments expressly set forth in this Eighth Amendment.

(c)This Eighth Amendment may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together shall be deemed to constitute one and the same instrument.

(d)This Eighth Amendment and the rights and obligations of the parties hereunder shall be governed by.and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to conflict of laws principles.

(e)The Company hereby acknowledges and agrees that the Agreement, the Security Agreement and the Facility Documents as each are amended by this Eighth Amendment are each valid, binding and enforceable in accordance with their respective terms and provisions, and there are no counterclaims, defenses or offsets which may be asserted with respect thereto, or which may in any manner affect the collection or collectability of any of the Outstanding Credits or any of the principal, interest and other sums evidenced and secured thereby, nor is there any basis whatsoever for any such counterclaim, defense or offset.

(f)The Company agrees to pay or reimburse the Agent for all of the Agent's reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Eighth Amendment and the documents herein contemplated, including, without limitation, the .disbursements and fees of counsel to the Agent.

(g)This Eighth Amendment shall not be modified or amended except by a written instrument signed by all of the parties hereto and shall be binding on the respective successors and assigns of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

A-Mark Precious Metals, Inc.

By:
Name:
Title:

By:
Name:
Title:

BNP PARIBAS, as Lender

By:
Name: Deborah P. Whittle
Title: Director

By:
Name: Richard J. Wernli
Title: Managing Director

[SIGNATURES CONTINUED ON NEXT PAGE]

NATIXIS, NEW YORK BRANCH, as Lender

By:
Name: Carla Sweet
Title: Director

By:
Name: Amaury Courtial
Title: Managing Director

RB INTERNATIONAL FINANCE (USA) LLC, as

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

NATIXIS, NEW YORK BRANCH, as Lender

By:
Name:
Title:

By:
Name:
Title:

RB INTERNATIONAL FINANCE (USA) LLC, as Lender

By:
Name: Katrin Lange-Hornby
Title: Vice President

By:
Name: Hermine Kirolos
Title: Group Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

ABN AMRO BANK N.V., as Lender

By:
Name: P.H.L.M. Ingen Housz
Title:

By:
Name: A.A.M. Jongenelen
Title:

ABN AMRO CAPITAL USA LLC as Lender

By:
Name: URVASHI ZUTSHI
Title: MD

By:
Name: Stacey Judd
Title: VP

BROWN BROTHERS HARRIMAN % CO., as Lender and Agent

By:
Name:
Title:

ABN AMRO BANK N.V., as Lender

By:
Name:
Title:

By:
Name:
Title:

ABN AMRO CAPITAL USA LLC as Lender

By:
Name:
Title:

By:
Name:
Title:

BROWN BROTHERS HARRIMAN & CO., as Lender and Agent

By:
Name:
Title:

ANNEX A

EXHIBIT 1

APPROVED DEPOSITORY LIMITS